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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 17, 2003

Financial Security Assurance Holdings Ltd.
(Exact name of registrant as specified in its charter)

New York	1-12644	13-3261323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Park Avenue, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:
 (212) 826-0100

Item 7. Financial Statements and Exhibits.

        (c) Exhibits.

        This current report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-100401 on Form S-3, the documents included as Exhibits hereto, relating to $100,000,000 aggregate principal amount of 5.60% Notes due July 15, 2103 of Financial Security Assurance Holdings Ltd. (the "Company").

Exhibit Number	Description
1.	Underwriting Agreement dated July 17, 2003 between the Underwriters listed on Schedule I thereto and the Company
2.	Form of 5.60% Notes due July 15, 2103
3.	Officers' Certificate Pursuant to Sections 2.01 and 2.03 of the Indenture

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.,
Date: July 30, 2003	by:	/s/ BRUCE E. STERN Bruce E. Stern, Managing Director

EXHIBIT INDEX

Exhibit Number	Description
1.	Underwriting Agreement dated July 17, 2003 between the Underwriters listed on Schedule I thereto and the Company
2.	Form of 5.60% Notes due July 15, 2103
3.	Officers' Certificate Pursuant to Sections 2.01 and 2.03 of the Indenture

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  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX